SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[X]	Preliminary Proxy Statement
[   ]		Definitive Proxy Statement
[   ]		Definitive Additional Materials
[   ]		Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12

SMITH BARNEY SHEARSON SERIES FUND, ON BEHALF OF
 . . . . .  . . . . DIVERSIFIED STRATEGIC INCOME PORTFOLIO . . . . . . . . . .
(Name of Registrant as Specified In Its Charter)

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. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ]	$500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	2)	Aggregate number of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to
		Exchange Act Rule 0-11:1

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	4)	Proposed maximum aggregate value of transaction:

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 1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

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	2)	Form, Schedule or Registration Statement No.:

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	3)	Filing Party:

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	4)	Date Filed:

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DIVERSIFIED STRATEGIC INCOME PORTFOLIO
A SUBTRUST OF SMITH BARNEY SHEARSON SERIES FUND
Two World Trade Center
New York, New York  10048


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March [21], 1994


To the Shareholders of
   Diversified Strategic Income Portfolio:

	Notice is hereby given that a Special Meeting of Shareholders of Diversified Strategic Income Portfolio (the "Fund"), an investment series organized as a subtrust of Smith Barney Shearson Series Fund
(the "Trust"), will be held at the offices of the Fund, Two World
Trade Center, 100th floor, New York, New York 10048, at [2:00 p.m.], on [March 21,] 1994, for the following purposes:

	1.	To approve or disapprove a new sub-investment advisory
agreement between the Trust, on behalf of the Fund, and Smith Barney Global Capital Management, Inc. ("SBGCM"), containing substantially the same terms and conditions as the Fund's current sub-investment advisory agreement (Proposal 1).

	2.	To transact such other business as may properly come
before the Special Meeting or any adjournment thereof.

	The Board of Trustees of the Trust has fixed the close of business on [March ___, 1994] as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting.

								By Order of the Board of
Trustees

							Francis J. McNamara, III
							Secretary

[March __, 1994]

	SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE
PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.





INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

	1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card

	2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

	3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


			Registration			Valid Signature
Corporate Accounts


(1)  ABC Corp.
ABC Corp.

(2)  ABC Corp.
John Doe, Treasurer

(3)  ABC Corp.
        c/o John Doe, Treasurer

John Doe

(4)  ABC Corp. Profit Sharing Plan
John Doe, Trustee




Trust Accounts


(1)  ABC Trust
Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee
            i/t/d 12/28/78

Jane B. Doe




Custodian or Estate Accounts


(1)  John B. Smith, Cust.
            f/b/o John B. Smith, Jr.
UGMA

John B. Smith, Jr.

(2)  John B. Smith
John B. Smith, Jr.,
Executor







DIVERSIFIED STRATEGIC INCOME PORTFOLIO,
A SUBTRUST OF SMITH BARNEY SHEARSON SERIES FUND
Two World Trade Center
New York, New York  10048


SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March [21], 1994



PROXY STATEMENT



	This Proxy Statement is being furnished in connection with the solicitation of proxies by
the Board of Trustees (the "Board") of Smith Barney Shearson Series
Fund with respect to the
Diversified Strategic Income Portfolio, for use at a Special Meeting
of Shareholders of the Fund
to be held at [2:00 p.m.] on [March 21,] 1994, at the offices of the Fund, Two World Trade
Center, 100th floor, New York, New York 10048, and at
any adjournments thereof (collectively,
the "Special Meeting").  A Notice of Special Meeting of
Shareholders and a proxy card accompany
this Proxy Statement.  Proxy solicitations will be made
primarily by mail, but proxy
solicitations may also be made by telephone,
telegraph or personal interviews conducted by:
officers and employees of the Fund; Smith Barney Shearson Inc.
("Smith Barney Shearson"), the
distributor of the shares of the Fund;
The Shareholder Services Group, Inc. ("TSSG"), a
subsidiary of First Data Corporation, the transfer
agent of the Fund; and/or The Boston Company
Advisors, Inc. ("Boston Advisors"), the administrator of the Fund.
The costs of proxy
solicitation and expenses incurred in connection
 with the preparation of this Proxy Statement
and its enclosures will be paid by Smith Barney Shearson.
Smith Barney Shearson will also
reimburse brokerage firms and others for their expenses
in forwarding solicitation material to
the beneficial owners of Fund shares.

	The Trust currently issues one class of shares of beneficial interest (the "Shares") in respect of the Fund at par value of $.001 per Share.
If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the Shares represented by the proxy will be voted in accordance with the instructions marked thereon.
Unless instructions to the
contrary are marked on the proxy, it will be voted
FOR the matters listed in the accompanying
Notice of Special Meeting of Shareholders.
Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted.
For this reason, abstention and broker "non-votes" will
 have the effect of a "no" vote for
purposes of obtaining the requisite approval of each proposal.

	In the event that a quorum is not present at the Special
 Meeting, or in the event that a
quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.
  In determining whether to adjourn
the Special Meeting, the following factors may be considered:
  the nature of the proposal that
is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
  Any adjournment will
require the affirmative vote of a majority of these Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's First Amended and Restated Master
Trust Agreement dated November 5,
1992, as amended ("Master Trust Agreement"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting.

	The Board has fixed the close of business on [March __, 1994] as the record date (the
"Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were
____________ Shares of the Fund outstanding. At the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group"
(as that term is used in Section 13(d) of the Securities Exchange Act of 1934), except as set forth in the table below, beneficially owned more than 5% of the outstanding Shares of the Fund.
As of the Record Date, the officers and
Board Members beneficially owned less than 1% of the Shares of the Fund. At [___, 1994], no shares of SBGCM or its parent corporation, The Travelers Inc., were held by Board Members.


Name and Address
Amount and (Percentage)
of Shares Beneficially Owned


TO BE PROVIDED



	All of the outstanding Shares are held of record by IDS Life Insurance Company ("IDS Life") for the benefit of owners of annuity contracts
("Contract Owners") issued by IDS Life.  IDS
Life's address is IDS Tower 10, Minneapolis,
Minnesota 55440-0010. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. IDS Life will vote the Shares as directed by the Contract Owners who have allocated purchase payments to annuity contract sub-accounts investing in the Fund.
Each Contract Owner has the right to direct the votes of that number of Shares of the Fund determined by multiplying the total number of the Fund's outstanding Shares by a fraction, the numerator of which is the number of units held by such Contract Owner in the Fund on [____, 1994] and the denominator of which is the total number of units of the Fund outstanding on [_____, 1994].
Units reflect client ownership in the
separate account, while Shares reflect ownership in the Fund.
The value of units is based on
the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by IDS Life in the same ratio as those Shares for which proper instructions were received from other Contract Owners. In addition, IDS Life will vote the Shares for which it has voting rights in the same proportion as the votes for which it has received proper instructions.

In order that your Shares may be represented at the Special Meeting, you are requested to:

	   - indicate your instructions on the enclosed proxy card;

	   - date and sign  the proxy card;

	   - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

	   - allow sufficient time for the proxy card to be received on or before 1:30 p.m., [March
21, 1994.]

	As a business trust formed under the laws of the Commonwealth of Massachusetts, the Trust is not required to hold annual shareholder meetings but may hold special meetings as required or deemed desirable. As indicated above, the Special Meeting is being called to consider a new sub-investment advisory contract for the Fund.

	The Board recommends an affirmative vote on Proposal 1.

PROPOSAL 1

		TO APPROVE OR DISAPPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN SMITH BARNEY
GLOBAL CAPITAL MANAGEMENT, INC. AND THE TRUST
ON BEHALF OF FUND, CONTAINING SUBSTANTIALLY THE
SAME TERMS AND CONDITIONS AS THE FUND'S
CURRENT SUB-INVESTMENT ADVISORY AGREEMENT.

SUMMARY OF PROPOSAL

	For the reasons and based on an extensive
analysis of factors described below, the Trustees
of the Trust unanimously determined,
subject to approval by the shareholders of the Fund, to
enter into a new sub-investment advisory agreement
(the "New Agreement") between the Fund and
SBGCM, a subsidiary of Smith Barney Shearson.
Lehman Brothers Global Asset Management, Ltd.
("LBGAM") is currently the Fund's sub-investment
adviser under an agreement (the "Current
Agreement") that will terminate on March 21, 1994,
pursuant to notice duly given by the Board of
Trustees of the Trust.
The New Agreement contains substantially the same terms and conditions, including the same sub-investment advisory fee, found in the Current Agreement.  If approved by
shareholders of the Fund, the New Agreement would
commence on [March 21, 1994] and would
continue initially for a two year period and
would continue automatically for successive annual
periods thereafter; provided such continuance is
approved at least annually by: (a) a majority
of the Board who are not interested persons of the
Trust (as the term is used in the Investment
Company Act of 1940, as amended (the "1940 Act"))
and (b) a majority of the full Board of
Trustees or a majority of the outstanding
voting securities of the Fund, as defined in the 1940
Act.

THE PROPOSED ADVISER

	As of April 29, 1988, SBGCM commenced managing portfolios of clients in the international securities markets, particularly in the fixed income area.
Prior to April 29, 1988,
international bond portfolio management
services were conducted through Smith Barney, Harris
Upham International, Inc., a London based brokerage affiliate. In particular, SBGCM offers three broad types of international bond portfolio management: global; non-base currency (e.g., non-dollar, non-Franc, etc.); and international dollar (i.e., Eurodollar and "Yankee") bonds.

	As of June 17, 1991, pursuant to a sub-investment advisory agreement with Smith, Barney
Advisers, Inc., SBGCM commenced managing a portfolio of Smith Barney World Funds, Inc., an open-end management investment company registered under the 1940 Act which had aggregate assets as of [March 30, 1993] in excess of [$426,790,000.]
Under this sub-investment advisory agreement,
SBGCM provides portfolio advice and assistance with respect to the selection, acquisition, holding and disposal of securities.
As sub-investment adviser, SBGCM receives an annual fee of:
.45% of the fund's net assets up to $20 million;
.40% of the next $10 million; 30% of the next
$20 million; and .20% of the fund's net assets in excess of $50 million.

	An audited balance sheet of SBGCM as of
[December 31, 1992] is set forth as Exhibit A to this Proxy Statement. In addition, an unaudited balance sheet of SBGCM as of [December 31, 1993], is set forth as Exhibit B to this Proxy Statement.
SBGCM has represented that since
[December 31, 1993] there has been no material adverse change in its financial condition.

	The name, position with SBGCM and principal occupation of each executive officer and director of SBGCM are set forth in the following table.
The business address of SBGCM and each
officer and director is 10 Piccadilly, London, United Kingdom.

Name			Position with SBGCM		Principal Occupation
Jill B. Jordan		Director				Director, SBGCM

Bruce D. Sargent		President; Chairman and Director
Director and Executive Vice President,
							Smith Barney Shearson

J. Paul Horne		Director				Director, SBGCM;
							International Economist, Smith Barney
	Shearson

Gabriel J. Irwin		Director; Senior Vice President,
	Director, Senior Vice President,
			Compliance Director			Compliance Director,  SBGCM

Robert Druskin		Director				Director, Vice Chairman and
							Chief Administrative Officer of
	Smith Barney Shearson

Jeffrey B. Lane		Director				Director and Vice Chairman
							of Smith Barney Shearson

A. George Saks		Director; Secretary			Executive Vice President,
							Secretary and General Counsel,
	Smith Barney Shearson

J. Simon Wells		Director; Senior Vice President		Director and Senior Vice
							President, SBGCM




EVALUATION BY THE BOARD AND REASONS FOR THE PROPOSAL

	On January 19, 1994, the Trustees of the Trust met in person at a meeting called for the purpose of considering, among other things, the New Agreement with SBGCM. It also considered, at that time, continuation of the Fund's Current
Agreement with LBGAM and various other possible alternatives. In advance of the meeting, the Board reviewed materials furnished by Smith Barney
Shearson and SBGCM. Additional materials were presented at the meeting and were described in detail and reviewed carefully by the Board.
The written material described each of SBGCM and LBGAM and their affiliates, senior personnel, portfolio managers, analysts, economists and others, their methods of operation, investment philosophies, performance records and financial conditions. Representatives of LBGAM and
SBGCM met separately with the Board to discuss in depth the written materials and to respond to questions from the Board and its independent counsel. The Board reviewed and considered
LBGAM's investment performance on behalf of the Fund and the past investment performance of SBGCM in managing portfolios of global bonds with objectives and policies similar to those of the Fund.

	The Board of Trustees of the Trust determined to terminate the Fund's agreement with LBGAM and to enter into the New Agreement with SBGCM, subject to the approval of shareholders. In so doing, a variety or factors were evaluated.
It was asserted that management of the Fund requires a close relationship between the Fund's officers and its sub-investment adviser. To realize its investment objective, the Fund utilizes a complex asset allocation strategy that is highly dependent upon the coordination of the various portfolio components. As economic factors fluctuate, the proportion of the Fund's portfolio invested in each of these sectors changes and frequently requires immediate adjustment.
At the time of the Fund's inception, LBGAM was an integrated part of Shearson Lehman Brothers Inc.'s asset management structure and Mr. Heath B.
McLendon, the Fund's Chief Executive Officer, worked closely with LBGAM. However, Mr. McLendon no longer is associated with LBGAM.
Rather, he now has a close association with SBGCM and is involved directly in the management of the Smith Barney Shearson-distributed mutual funds. It was also noted that LBGAM and its affiliates are currently advising and sponsoring a series of mutual funds that are being offered, and will continue to be offered, to retail and other investors through it own distribution network, and that the availability of these LBGAM-advised funds could be confusing to investors in the Fund and other mutual funds sponsored by Smith
Barney Shearson.

	The Board reviewed the past performance records of LBGAM and SBGCM over relevant periods of time as well as the background and experience of the various officers and managers employed by those companies. The Board compared their past performance and evaluated those records against various indices and industry standards.
The Board was satisfied that both LBGAM and SBGCM could provide high quality advisory and management services to the Fund.

	The Board recognized that, currently, most Shares of the Fund are sold under an arrangement pursuant to which the Fund's distributor, Smith Barney Shearson, advances the cost of distribution and seeks to recover that cost through a combination of contingent deferred sales charges and distribution fees paid under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. Smith Barney Shearson informed the Trustees that this method of distribution, while preferred by investors, was expensive to the distributor on a current basis and a distributor would rarely agree to offer its services under these circumstances to a fund to which it or its affiliates did not serve as investment adviser. Prior to July 30, 1993, Shearson Lehman Brothers Inc., served as the
Fund's distributor and its affiliate, LBGAM, served as the Fund's investment adviser.
As of that date, however, the retail brokerage and investment advisory businesses (other than LBGAM) of Shearson Lehman Brothers Inc. were transferred to
Smith Barney Shearson (known at the time as "Smith Barney, Harris Upham & Co., Inc.") and Smith
Barney Shearson was selected by the Trustees to serve as the Fund's distributor. Smith Barney
Shearson is not affiliated with LBGAM.

	Finally, the Board considered whether SBGCM, if serving as the Fund's sub-investment adviser, could facilitate the Fund's integration with other components of the Smith Barney
Shearson group of funds and would enhance the support and services received by the Fund's shareholders. The Board considered the ability of Smith Barney Shearson to arrange opportunities for Smith Barney Shearson
Financial Consultants to meet SBGCM portfolio mangers in person, by telephone and otherwise to become familiar with the management style, philosophy and investment outlook of the Fund's sub-investment adviser.

	After carefully evaluating the foregoing materials and factors, and after meeting in executive session with independent counsel, the Trustees of the Trust who were not interested persons of the Trust approved, subject to shareholder approval, the New Agreement with SBGCM containing substantially identical terms and conditions to the Current Agreement. The Board then reconvened and approved the New Agreement and recommended its approval by the Fund's shareholders.

THE PROPOSED AGREEMENT

	A copy of the form of New Agreement is set forth as Exhibit C to this Proxy Statement.
Under its terms, SBGCM, subject to the
supervision and approval of the Fund's foreign investment adviser and Board, would manage the Fund's foreign investments in accordance with the investment objectives and policies stated in the Fund's
Prospectus and Statement of Additional Information.
As sub-investment adviser, SBGCM would be responsible for making investment decisions concerning foreign assets, supplying investment research and portfolio management services and placing orders to purchase and sell foreign assets on behalf of the Fund. SBGCM would receive a fee that is computed daily and paid monthly at the annual rate of .15% of the value of the Fund's average daily net assets. With the exception of the identity of the sub-investment adviser and the commencement and termination dates, the provisions of the New Agreement and the Current
Agreement with LBGAM are virtually identical.

	Under the terms of the New Agreement,
SBGCM would bear all expenses in connection with its performance. Other expenses incurred in the operation of the Fund would be borne by the Fund, including: taxes, interest, brokerage fees and commission, if any; distribution and shareholder service fees; fees of the Board members who are not officers, directors, shareholders or employees of Smith Barney Shearson, or any of its affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of investor services (including allocable telephone and personnel expenses);
costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; costs of preparation and printing of shareholders' reports; costs incurred in connection with meetings of the shareholders of the Fund and of the officers of the Fund or Board and any extraordinary expenses.

	If, in any fiscal year, the aggregate expenses of the Fund (including fees pursuant to the New Agreement (and the Fund's administration agreement) but excluding distribution and shareholder service fees, interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBGCM will reduce its fee to the Fund for the excess expense to the extent required by state law in the same proportion as its fee bears to the Fund's aggregate fees for investment advice and administration.
This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

	The New Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, SBGCM shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

REQUIRED VOTE

	Approval of the New Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund.
The term "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the affirmative vote of the lesser of: (a) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; and (b) more than 50% of the outstanding voting securities of the Fund.

	If the New Agreement is not approved by
the shareholders of the Fund, SBGCM will serve as sub-investment adviser to the Fund for a period of time pending approval of such agreement or a different sub-investment advisory agreement or other definitive action by the shareholders, provided that the compensation received by SBGCM during that period is not greater than the amount that would have been received under the Fund's agreement with LBGAM.

	Proxies solicited by the Board for the Special Meeting will not be voted for approval of the New Agreement, or any other matter to be voted on by the shareholders, unless: (a) (i) in the judgment of the Board there has been no material adverse change in the financial condition of SBGCM between the date of the uncertified balance sheet and the most recently completed quarter and (ii) the Fund shall have received a certificate of the Chairman, President or a Senior Vice President of SBGCM, dated the day on which such vote is to be taken, that, to the knowledge of that officer, since the date of the most recently completed quarter there has been no material adverse change in the financial condition of SBGCM unless such material adverse change has been disclosed to shareholders in additional proxy solicitation materials; or (b) the Fund shall have mailed to all shareholders of record a certified balance sheet of SBGCM and given the shareholders an opportunity to revoke any proxies previously furnished.

SUBMISSION OF SHAREHOLDER PROPOSALS

	The Fund is not generally required to hold annual or special meetings of the shareholders.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, c/o The
Boston Company Advisors, Inc., Exchange Place, Boston, MA  02109.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

	Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Fund's shareholders for the purpose of voting on the removal of any Board Member. Meetings of the Fund's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board Members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.




OTHER MATTERS TO COME BEFORE THE MEETING

	The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


[March __, 1994]


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
MEETING ARE THEREFORE URGED TO COMPLETE,
SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN
THE ENCLOSED POSTAGE PAID ENVELOPE.













VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

 . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . .

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposal.

1.	To approve or disapprove a new investment advisory			FOR *	AGAINST *
	ABSTAIN *
	agreement between Smith Barney Shearson Series Fund,
on behalf of its Diversified Strategic
Income Portfolio, and Smith Barney Global Capital
Management, Inc., containing substantially the
same terms and conditions as the Portfolio's current
investment advisory agreement


VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

 . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . .

DIVERSIFIED STRATEGIC INCOME PORTFOLIO	PROXY SOLICITED BY THE BOARD OF TRUSTEES
The undersigned holder of shares of the Diversified
Strategic Income Portfolio ("the Fund"), of
Smith Barney Shearson Series Fund, a Massachusetts business trust, hereby appoints Heath B.
McLendon, Richard P. Roelofs, Francis J. McNamara, III and Lee D. Augsburger attorney and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special
Meeting of Shareholders of the Fund to be held at the offices of the Fund, Two World Trade Center,
New York, New York, on [March 21, 1994] at
[2:00 p.m.] and any adjournment or adjournments thereof.
The undersigned hereby acknowledges
receipt for the Notice of Special Meeting and Proxy Statement dated [March __, 1994] and hereby instructs said attorney and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may property come before the Special Meeting.
A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one,) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes and proxy previously given.










										     PLEASE SIGN, DATE AND RETURN
										PROMPTLY IN THE ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		DATE: _________________________________________
		_______________________________________________
		_______________________________________________
			Signature(s) (Title(s), if applicable)




shared\domestic\clients\shearson\funds\ssf\proxy1.doc



	shared\domestic\clients\shearson\funds\ssf\prxycrd1.doc